Report of Independent Registered
Public Accounting Firm

To the Board of Managers and Members
of Partners Group Private Equity
(Master Fund), LLC:

In planning and performing our audit
of the consolidated financial
statements of Partners Group Private
Equity (Master Fund), LLC (the Fund)
as of and for the year ended
March 31, 2014, in accordance with
the standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds internal control over financial
reporting, including controls over
safeguarding securities, as a basis
for designing our auditing procedures
for the purpose of expressing our
opinion on the consolidated financial
statements and to comply with the
requirements of Form N-SAR, but not
for the purpose of expressing an
opinion on the effectiveness of the
Funds internal control over financial
reporting. Accordingly, we do not
express an opinion on the
effectiveness of the Funds internal
control over financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls. A Funds internal control
over financial reporting is a
process designed to provide
reasonable assurance regarding the
reliability of financial reporting
and the preparation of consolidated
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A Funds internal control
over financial reporting includes
those policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of
the assets of the Fund (2) provide
reasonable assurance that transactions
are recorded as necessary to permit
preparation of consolidated financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the Fund are being
made only in accordance with
authorizations of management and
managers of the Fund and (3)  provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a Funds assets that
could have a material effect on the
consolidated financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.  Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that the
degree of compliance with the policies
or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists when
the design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis. A material weakness
is a deficiency, or a combination of
deficiencies, in internal control over
financial reporting, such that there
is a reasonable possibility that a
material misstatement of the Funds
annual or interim consolidated
financial statements will not be
prevented or detected on a timely basis.

Our consideration of the Funds internal
control over financial reporting was
for the limited purpose described in
the first paragraph and would not
necessarily disclose all deficiencies
in internal control over financial
reporting that might be material
weaknesses under standards established
by the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies in
the Funds internal control over
financial reporting and its operation,
including controls over safeguarding
securities, that we consider to be
material weaknesses as defined above
as of March 31, 2014.

This report is intended solely for the
information and use of management and
the Board of Managers of Partners Group
Private Equity (Master Fund), LLC and
the Securities and Exchange Commission
and is not intended to be and should
not be used by anyone other than
these specified parties.

PricewaterhouseCoopers LLP
May 30, 2014